Leases	12 Months Ended
Dec. 31, 2015
Leases
Leases

Note 14—Leases

        The Company's lease obligations primarily relate to real estate and office equipment. Rent expense was $497 million, $558 million and $602 million in 2015, 2014 and 2013, respectively. Sublease income received by the Company on leased assets was $13 million, $17 million and $22 million in 2015, 2014 and 2013, respectively.

        At December 31, 2015, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2016	417
2017	350
2018	286
2019	220
2020	180
Thereafter	304

1,757
Sublease income	(34)

Total	1,723

        At December 31, 2015, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2016	32
2017	24
2018	22
2019	21
2020	15
Thereafter	82

Total minimum lease payments	196
Less amount representing estimated executory costs included in total minimum lease payments	(1)

Net minimum lease payments	195
Less amount representing interest	(71)

Present value of minimum lease payments	124

        Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in "Short-term debt and current maturities of long-term debt" or "Long-term debt" in the Consolidated Balance Sheets.